Witherspoon Managed Futures Strategy Fund

Class I Shares (Symbol: CTAIX)

Class A Shares (Symbol: CTAAX)

Supplement dated April 22, 2013
to the Prospectus dated January 18, 2013, as supplemented

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In the Fee Table, under the heading “Fees and Expenses of the Fund,” the disclosure with respect to the 1.00% Maximum Deferred Sales Charge (Load) for Class A shares is deleted.  There is no Maximum Deferred Sales Charge (Load) for Class A shares.  As a result, the Fee Table has been revised and replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.30%	0.30%
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	2.10%	1.85%

(1)

These expenses are based on estimated amounts for the Fund’s current fiscal year.  Other Expenses do not include the costs of investing in Underlying Pools, like commodity pools. The Fund estimates that Underlying Pool expenses, if presented, would be 1.100.83%, which would be in addition to the Fund’s Total Annual Fund Operating Expenses.  This would result in total annual operating expenses of 3.20% and 2.95% for Class A and Class I shares, respectively.  Underlying Pools pay performance fees estimated to range from 20% to 30% of an Underlying Pool’s profits.  Because performance-based fees cannot be meaningfully estimated, they are not included.  The expenses of the Fund’s wholly- owned Subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

(2)

Pursuant to an operating expense limitation agreement between Witherspoon Asset  Management LLC, (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies or underlying pools in which the Fund may invest, or extraordinary expenses such as litigation) for the Fund do not exceed 1.99% and 1.74% of the Fund’s average net assets, for Class A and Class I shares respectively, through March 31, 2014, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Adviser is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

The disclosure under the heading “Portfolio Holdings Information” is hereby deleted in its entirety and replaced with the following:

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund may, from time to time, make available month-end portfolio holdings information on the website www.witherspoonfunds.com, which may include information about the Fund's investments in securities of Underlying Pools, swaps, structured notes or other investments, and the investment managers accessed through such investments. If month-end portfolio holdings information is posted to the website, the information is expected to be posted approximately 10 business days or sooner after the month-end and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-754-7934.

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This Supplement and the existing Prospectus and Statement of Additional Information dated January 18, 2013, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-754-7934.